EXHIBIT 32.1


                                CERTIFICATION OF
           CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER
                        OF UNIVERSAL DETECTION TECHNOLOGY


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-KSB/A (the "Form 10-KSB/A") for the year ended December 31, 2003, of Universal Detection Technology (the "Issuer").


     I, Jacques Tizabi, the Chief Executive Officer and Acting Chief Financial Officer of the Issuer, certify that to the best of my knowledge:


     (i) the Form 10-KSB/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

        Dated:  September 17, 2004.




                                                   /s/   Jacques Tizabi
                                                   -----------------------------
                                                   Name: Jacques Tizabi